                                                                 EXHIBIT 10.25.2

                                FIRST AMENDMENT
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


         This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "First Amendment") amends that certain Registration Rights Agreement, dated as of February 20, 1997 (the "Registration Rights Agreement"), between Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), and Frank
D. Osborn and is entered into effective July 1, 1997, by and among the Company, Frank D. Osborn, and Capstar Broadcasting Corporation, a Delaware corporation ("Capstar Broadcasting"). A copy of the Registration Rights Agreement is attached hereto as Exhibit A.

                                   RECITALS:

         WHEREAS, the stockholders of the Company have effected an exchange of all of the outstanding shares of the Company for all of the outstanding shares of Capstar Broadcasting;

         WHEREAS, as a result of such exchange, the Company is a wholly-owned subsidiary of Capstar Broadcasting;

         WHEREAS, the parties to the Registration Rights Agreement desire to amend the Registration Rights Agreement as provided herein pursuant to Section
4.7.2 of the Registration Rights Agreement;

         WHEREAS, among other things, the parties to the Registration Rights Agreement desire to replace the Company with Capstar Broadcasting as a party to the Registration Rights Agreement for all purposes; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Registration Rights Agreement.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. From and after the date hereof, the Company shall not be a party to the Registration Rights Agreement. All references in the Registration Rights Agreement to the Company shall hereby be deemed, from and after the date hereof, to refer to Capstar Broadcasting for all purposes.

         2. Capstar Broadcasting hereby assumes and agrees to perform and discharge all of the Company's duties and obligations under the Registration Rights Agreement that are to be performed from and after the date hereof.

         3. "Common Stock" Definition. The definition of "Common Stock" set forth in Section 1.1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

         "Common Stock" means (a) shares of Class A Common Stock, $0.01 par value per share, of the Company, (b) shares of Class B Common Stock, $0.01 par value per share, of the Company, (c) shares of Class C Common Stock, $0.01 par value per share, of the Company, and (d) any capital stock into which any such shares of common stock thereafter may be changed.

         4. Except as herein specifically amended or supplemented, the Registration Rights Agreement shall continue in full force and effect in accordance with its terms.

         5.       This First Amendment may be executed and delivered
(including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed, all as of the date first written above.


                                       CAPSTAR BROADCASTING PARTNERS, INC.



                                       By:/s/ William S. Banowsky, Jr.
                                          -----------------------------
                                          William S. Banowsky, Jr.
                                          Executive Vice President



                                          /s/ Frank D. Osborn
                                          -----------------------------
                                          Frank D. Osborn


                                       CAPSTAR BROADCASTING CORPORATION



                                       By:/s/ William S. Banowsky, Jr.
                                          -----------------------------
                                          William S. Banowsky, Jr.
                                          Executive Vice President

                                   EXHIBIT A

                        (REGISTRATION RIGHTS AGREEMENT)

                             [See Exhibit 10.25.1]